Supplement dated July 16, 2021 to the
Prospectus for your Variable Annuity
Issued by
Allstate Life Insurance Company
Prospectus dated April 30, 2021
This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Allstate Life Insurance Company.
This Supplement contains information about changes, effective July 1, 2021, to the management fees, or fee waivers or expense reimbursements, and total expenses for certain Portfolios of the Morgan Stanley Variable Insurance Fund, Inc. (VIF) and the Morgan Stanley Variable Investment Series (VIS) available through your Variable Annuity. Your Variable Annuity contract may not offer all of the variable sub-accounts described below. Please check your annuity prospectus to determine which of the following changes affect the annuity contract that you own.
The table captioned “Portfolios Available Under the Annuity” in the “Appendix A” section of the Prospectus is revised as follows with respect to the Portfolios shown below:

Investment Objective	Portfolio Company and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/20)
			1-Year	5-Year	10-Year
The Fund seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.	Morgan Stanley VIF Emerging Markets Debt Portfolio - Class II* Morgan Stanley Investment Management Inc.	1.15%	5.53%	6.30%	4.72%
The Fund seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.	Morgan Stanley VIS Income Plus Portfolio - Class Y* Morgan Stanley Investment Management Inc.	1.00%	10.27%	6.77%	5.76%
The Fund seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Fund seeks capital appreciation but only when consistent with its primary objective.	Morgan Stanley VIS Income Plus Portfolio - Class X* Morgan Stanley Investment Management Inc.	0.75%	10.63%	7.06%	6.03%
* The Fund’s annual expenses reflect temporary fee reductions.
If you have any questions, please contact your financial professional or our Variable Annuities Service Center at (800) 457-7617. Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.
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